1 Amalgamated Financial Corp. First Quarter 2024 Earnings Presentation April 25, 2024

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” “may” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, our 2024 Guidance, and statements related to future loss/income (including projected non-interest income) of solar tax equity investments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control and any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: • uncertain conditions in the banking industry and in national, regional and local economies in our core markets, which may have an adverse impact on our business, operations and financial performance; • deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses • deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; • changes in our deposits, including an increase in uninsured deposits; • unfavorable conditions in the capital markets, which may cause declines in our stock price and the value of our investments; • negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; • the rate of growth (or lack thereof) in the economy and employment levels, as well as general business and economic conditions, coupled with the risk that adverse conditions may be greater than anticipated in the markets that we serve; • continued fluctuation of the interest rate environment including changes in net interest margin or changes that affect the yield curve on investments; • potential deterioration in real estate collateral values • changes in legislation, regulation, public policies, or administrative practices impacting the banking industry, including increased regulation and FDIC assessments in the aftermath of the Silicon Valley and Signature Bank failures • the outcome of any legal proceedings that may be instituted against us • fluctuations or unanticipated changes in interest rates on loans or deposits or that affect the yield curve; • our inability to maintain the historical growth rate of our loan portfolio; • changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; • the impact of competition with other financial institutions, many of which are larger and have greater resources, and fintechs, as well as changes in the competitive environment; • any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; • the risk that the preliminary financial information reported herein and our current preliminary analysis could be different when our review is finalized; • increased competition for experienced members of the workforce including executives in the banking industry; • our ability to meet heightened regulatory and supervisory requirements; • our ability to grow and retain low-cost core deposits and retain large, uninsured deposits; • inability to comply with regulatory capital requirements, including those resulting from changes to capital calculation methodologies, required capital maintenance levels or regulatory requests or directives; • risks associated with litigation, including the applicability of insurance coverage; • the risk of not achieving anticipated cost savings related to reduction in the number of branch locations and other expense areas; • a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; • a downgrade in our credit rating; • increased political opposition to Environmental, Social and Governance (“ESG”) practices; • recessionary conditions; • the ongoing economic effects of the COVID-19 pandemic • volatile credit and financial markets both domestic and foreign; • unexpected challenges related to our executive officer retention; and • physical and transitional risks related to climate change as they impact our business and the businesses that we finance. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3 $25.6mm Core Net Income1,2 $0.83 Core EPS1,2 $373.8mm Deposit Growth3 8.29% Leverage Ratio $68.0mm Net Interest Income 3.49% Net Interest Margin 1Q24 Highlights 4Q23 1Q24 4Q23 1Q24 5.5% 4Q23 1Q244Q23 1Q24 4Q23 1Q24 16.1% 4Q23 1Q24 5 bps 2.7% 1.1% 1 GAAP Net Income and GAAP EPS for 1Q24 are $27.2 million and $0.89, respectively 2 See non-GAAP disclosures on pages 27-28 3 Excludes Brokered CDs. GAAP deposit growth for 1Q24 was $293.8 million 15.6%

Performance Tracking

TBV PER-SHARE ($)


16.42
16.78
17.43
18.74
19.73
1Q23
2Q23
3Q23
4Q23
1Q24

CORE ROAE


18.6%
16.8%
17.2%
15.8%
17.14%
1Q23
2Q23
3Q23
4Q23
1Q24

CAPITAL RATIOS


12.23%
12.51%
12.63%
12.98%
13.68%
7.50%
7.78%
7.89%
8.07%
8.29%
1Q23
2Q23
3Q23
4Q23
1Q24
Leverage Ratio
CET1

PER-SHARE KPI'S ($)


2.42
2.31
2.34
2.48
2.48
0.74
0.72
0.76
0.72
0.83
1Q23
2Q23
3Q23
4Q23
1Q24
EPS(1)
Rev/Sh(1)

CORE ROAA


1.19%
1.13%
1.17%
1.10%
1.27%
1Q23
2Q23
3Q23
4Q23
1Q24

TCE RATIO


6.43%
6.59%
6.72%
7.16%
7.41%
1Q23
2Q23
3Q23
4Q23
1Q24

amalgamated FINANCIAL CORP.

1 Core metrics shown

4

5 TOTAL DEPOSITS3 ($bn) Deposit Portfolio 7.0 6.9 7.0 7.0 7.3 7.4 5.7 5.6 5.6 5.8 5.8 6.0 0.6 0.5 0.4 0.2 0.2 0.2 0.7 0.8 1.0 1.0 1.3 1.2 On-BS Political Brokered CDs All Other Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 4/17/24 1.87 1.31 1.19 1.06 0.81 0.40 0.66 CML - Labor CML- Social/Philanthropy CML - Political CML - NFP Consumer CML - Climate/Sustainability CML - Other(1) 1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts 2 See Core Deposits disclosure on Appendix page 22 for reconciliation of total GAAP Deposits to total Core Deposits 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 24-25 TOTAL CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) POLITICAL DEPOSITS3 ($bn) 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.5 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 4/17/2024 $7.3bn High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election

6 SECURITIES – BOOK VALUE1,2,3 ($bn) Investment Securities 3.4 3.4 3.3 3.3 3.3 1.6 1.5 1.4 1.4 1.4 1.0 1.1 1.1 1.1 1.1 0.8 0.8 0.8 0.8 0.7 Non-Agency PACE Agency 1Q23 2Q23 3Q23 4Q23 1Q24 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 24-25 SECURITIES – YIELDS2 ($bn) 5.07% 5.20% 5.27% 5.43% 5.57% 3.20% 3.12% 3.12% 3.22% 3.36% 5.07% 5.31% 5.44% 5.75% 5.58% PACE Yield Agency Yield Non-Agency Yield 1Q23 2Q23 3Q23 4Q23 1Q24

7 7 504 892 144 Investment Securities Composition HTM PORTFOLIO COMPOSITION1,2,3 ($mm) 241 357 18 Agency Non-Agency Corporates & Other $1,540mm $616mm VALUATION LOSS AS A % OF PORTFOLIO BALANCE2,3 AFS: AFS PORTFOLIO COMPOSITION1,2,3 ($mm) 1 Both AFS and HTM securities balances shown at amortized cost 2 PACE assets not included in portfolio composition or valuation loss charts 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 24-25 6.6% 7.6% 8.1% 6.7% 6.1% 1Q23 2Q23 3Q23 4Q23 1Q24 7.5% 11.0% 10.6% 7.2% 7.2% 1Q23 2Q23 3Q23 4Q23 1Q24 HTM:

8 Loans Held for Investment TOTAL LOANS ($bn) 4.20 4.25 4.36 4.41 4.42 4.40% 4.33% 4.56% 4.68% 4.76% Loan Yield 1Q23 2Q23 3Q23 4Q23 1Q24 1.4 1.4 1.4 1.4 1.4 1.1 1.1 1.1 1.1 1.2 0.9 0.9 1.1 1.0 1.0 0.5 0.5 0.5 0.4 0.4 0.3 0.3 0.3 0.4 0.40.04 0.03 0.03 0.02 0.02 Residential Multifamily C&I Consumer/other CRE Construction and land 1Q23 2Q23 3Q23 4Q23 1Q24 LOAN COMPOSITION ($bn) 1.1 0.2 0.8 0.4 0.1 0.2 0.3 0.04 Mission Aligned Loans Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other MISSION-ALIGNED LOAN COMPOSITION1,2,3 ($bn) 1 Does not include residential or HELOC loans 2 For more detail on the mission-aligned loan portfolio, please refer to slides 12 and 26 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 24-25

9 22.9% 17.2% 16.0% 3.5% 4.7% 35.7% Real Estate Portfolio Composition 17.3% 8.4% 15.5% 28.2% 5.9% 12.9% 11.8% CRE COMPOSITION BY PROPERTY TYPEMULTIFAMILY COMPOSITION BY RENT STABILIZATION Category Weighted Avg. LTV Weighted Avg. DSCR2 Pre 1974 RS1 56.6% 1.54 Section 8 59.4% 1.40 421a 58.1% 1.57 FHEPs 54.5% 1.31 Other - Stabilized 53.4% 1.39 Free Market 50.1% 1.57 Category Weighted Avg. LTV Weighted Avg. DSCR2 Office 42.1% 1.65 Office - Owner Occupied 54.7% 1.82 Retail 48.3% 1.58 Industrial 40.0% 2.14 Mixed Use 39.4% 1.72 Education 60.2% 1.54 Other 50.9% 1.45 $353mm$1,175mm MULTIFAMILY DELINQUENCY SNAPSHOT ($mm) CRE DELINQUENCY SNAPSHOT ($mm)$ Total Change Last 2 Years % of Total Portfolio Non-Performing — -6.0 —% Criticized/Classified 10.3 -58.1 0.9% 30-89 DPD — -11.8 —% Total TTM % of Total Portfolio Net Charge-Offs 1.2 0.1% $ Total Change Last 2 Years % of Total Portfolio Non-Performing 4.4 +0.4 1.2% Criticized/Classified 8.5 -54.4 2.4% 30-89 DPD — -53.4 —% Total TTM % of Total Portfolio Net Charge-Offs — —% 1 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

10 Real Estate Portfolio By Maturity MULTIFAMILY PORTFOLIO MATURITY TIMELINE ($mm) $114 $116 $127 $264 $553 Pre 1974 RS Section 8 421a FHEPs Other-Stabilized Free Market 2024 2025 2026 2027 2028+ CRE PORTFOLIO MATURITY TIMELINE ($mm) $60 $109 $16 $10 $158 Office Office - Owner Occupied Retail Industrial Mixed Use Education Other 2024 2025 2026 2027 2028+ LTV DSCR1 58.8% 1.33 49.8% 1.75 52.5% 1.36 60.0% 1.45 53.1% 1.57 54.8% 1.52 LTV DSCR1 44.2% 1.53 44.1% 1.79 41.5% 1.38 47.6% 1.49 50.0% 1.88 46.7% 1.76Total:Total: 1 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

11 Selected Real Estate Risk Exposure Profile RISK EXPOSURE PROFILE PRE-1974 RS1 AND OFFICE-ONLY LOAN DISTRIBUTION BY COUNTY ($mm) 41.3% 37.4% 9.3% 2.0% 10.0% Manhattan, NY Brooklyn (Kings), NY Queens, NY Ocean, NJ Other, NY $330mm Portfolio Balance ($mm) LTV DSCR2 Office-Only CRE Loans 61.2 42.1% 1.65 Pre-1974 RS1 Multifamily Loans 268.5 56.6% 1.54 Total 329.7 53.9% 1.56 Percent of Total Real Estate Portfolio 22% Percent of Total Loans 7% Percent of Total Assets 4% Percent of Tier 1 Capital 48% Percent of stabilized units in Pre-1974 RS Loans1 76% Percent of total multifamily units subject to Pre-1974 rent-stabilization rules 14% 1 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only MULTIFAMILY GEOGRAPHIC DISTRIBUTION ($mm) 70.1% 13.7% 4.3% 2.7% 9.2% NY DC CA MA Other $1,175mm CRE GEOGRAPHIC DISTRIBUTION ($mm) 75.8% 13.6% 3.0% 2.9% 4.7% NY CA IL CO Other $353mm

121 For more detail on specific loan types included in each impact segment, see Appendix page 26 2 Does not include residential or HELOC loans Mission-Aligned Loan Portfolio 1,086 1 88 CRE AND LAND LOANS BY IMPACT SEGMENT1 ($mm) 59 4 77 5 6 226 C&I LOANS BY IMPACT SEGMENT1 ($mm) 11 537 148 51 12 256 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT1,2 ($mm) 399 40 C&I Climate Protection Detail Solar: $388mm Alternative Energy: $93mm Other: $56mm MULTIFAMILY LOANS BY IMPACT SEGMENT1 ($mm)

13 Net Interest Income & Margin 67.3 63.0 63.7 67.3 68.0 3.59% 3.33% 3.29% 3.44% 3.49% Net Interest Margin 1Q23 2Q23 3Q23 4Q23 1Q24 NIM 5 bps NET INTEREST INCOME & MARGIN1 ($mm) 1 The calculated NIM figures here exclude Allowance for Credit Loss from total interest earning assets across all quarters

14 Non-Interest Income and Expense 7.5 8.2 7.8 8.5 8.3 1.1 1.5 1.4 1.8 1.2 3.9 4.0 3.7 3.6 3.9 2.5 2.7 2.7 3.1 3.2 Retail banking Trust fee income Core other income 1Q23 2Q23 3Q23 4Q23 1Q24 NON-INTEREST EXPENSE1 ($mm) 38.6 37.2 37.0 37.7 38.538.6 37.5 37.3 37.8 38.2 51.6% 52.3% 51.7% 49.7% 50.4% 53.3% 52.9% 53.0% 49.2% 48.7% Core NIX NIX Core Eff Ratio Eff Ratio 1Q23 2Q23 3Q23 4Q23 1Q24 CORE NON-INTEREST INCOME1,2 ($mm) 1 See non-GAAP disclosures on pages 27-28 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 24-25

15 NPA / TOTAL ASSETS Credit Quality QUARTERLY NCO / AVERAGE LOANS1 1Q24 HIGHLIGHTS2 • Net charge-offs of 0.20% in 1Q24 compared to net charge offs of 0.51% in 4Q23 due to a $4.7 million charge-off on one construction loan in 4Q23 • Pass rated loans are 98% of loan portfolio CRITICIZED AND CLASSIFIED LOANS ($mm) 0.49% 0.45% 0.46% 0.43% 0.42% 1Q23 2Q23 3Q23 4Q23 1Q24 0.25% 0.29% 0.27% 0.51% 0.20% Residential Solar Commercial 1Q23 2Q23 3Q23 4Q23 1Q24 110 104 88 111 101 1Q23 2Q23 3Q23 4Q23 1Q24 1 Annualized 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 24-25

16 Allowance for Credit Losses on Loans ALLOWANCE FOR CREDIT LOSSES ON LOANS / TOTAL LOANS 1.61% 1.59% 1.55% 1.49% 1.46% 1Q23 2Q23 3Q23 4Q23 1Q24 65.7 (2.2) (0.7) 1.6 2.2 (5.6) 3.4 64.4 12/31/23 NCO's Loan Balances Specific Reserves Charge Off Expense Quant(1) Qual 3/31/24 ALLOWANCE WATERFALL ($mm) 1.58% 0.38% 0.40% 3.67% 0.87% 6.72% 6.36% C&I Multifamily CRE Land Residential Consumer Solar Consumer and Other ACL COVERAGE RATIO BY LOAN TYPE 1 Quantitative allowance build/release is independently determined by economic indicators

17 2024 Guidance 2024 FINANCIAL OUTLOOK - REVISED • Core pre-tax pre-provision earnings from $143 million to $148 million to: ◦ $145 million to $149 million • Net Interest Income from $268 million to $272 million to: ◦ $270 million to $274 million - considers the effect of the forward rate curve through 2024 • Conditional 2H Balance Sheet growth ~ 3%: ◦ 1H Neutral Balance Sheet ~ $8B ◦ Achieve 8.5% Tier 1 leverage target ◦ Deposit gathering performance | Credit performance | Stable macroeconomic factors

Appendix

19 Ending Deposits + Brokered CDs 84.9 73.3 130.7 142.8 37.9 2020 2021 2022 2023 March YTD Trends KEY FINANCIAL TRENDS THROUGH 1Q24 ($bn) 10.9% CAGR1 10.1% CAGR1 18.9% CAGR1 NPA / Total Assets Loans + PACE 5.3 6.4 6.6 7.1 7.3 5.3 6.4 6.5 6.8 7.1 0.1 0.2 0.2 2020 2021 2022 2023 1Q24 1.38% 0.77% 0.44% 0.43% 0.42% 2020 2021 2022 2023 1Q24 3.9 3.9 5.0 5.5 5.5 3.4 3.3 4.1 4.3 4.4 0.4 0.6 0.9 1.1 1.1 2020 2021 2022 2023 1Q24 >> 7.5% CAGR1 (Loans) Core Pre-Tax Pre-Provision Earnings2,3 ($mm) 9.4% CAGR1 (excl. Brokered CD) 1 Compounded Annual Growth Rate (“CAGR”) 2 See solar tax investment slide 20 for components of income exclusions 3 GAAP Pre-tax, pre-provision income was $40.1 million in 2024 YTD, $139.4 million in 2023, $123.2 in 2022, $70.4 in 2021, and $86.7 in 2020, the only years impacted by our solar investments 0

Solar Tax-Equity Investments

OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS

- Metrics excluding the impact of tax credits or accelerated depreciation is a meaningful way to evaluate our performance and are adjusted in accordance with the below chart
    - Immediate realization of tax benefits and subsequent accelerated depreciation of the value of the investment creates volatility in the GAAP and core earnings presentations
    - Steady state income is generally achieved within 4-6 quarters of initial investment and all investments are net profitable over their lives (generally 5 years)

ACTUAL AND PROJECTED SOLAR INCOME[1,2,3]

($mm)



Actual
Forecast
FY22: 1.2, -3.8
FY23: 1.6, 3.3
1Q24: 0.3, 1.8
2Q24: 0.3, -1.8
3Q24: 0.3, -1.1
4Q24: 0.4, -0.9
FY24: 1.2, -2.0
FY25: 1.7, -3.2
Tax credits (accelerated depreciation) on solar investments
Steady state solar income

amalgamated FINANCIAL CORP.

1 Actual results and projected solar income forecasts have been revised in 4Q23
2 Balances presented are not tax effected
3 Refer to Reconciliation of Non-GAAP Financial Measures on slides 27-28 for further details on impact to key ratios



20

21 Reconciliation of Core Deposits Total Core Deposits1, $mm 3/31/2024 Total Deposits (GAAP) 7,305.8 Less: Brokered CD (162.2) Total Deposits, excl. Brokered CD's 7,143.6 Add: Deposits held off-balance sheet 456.8 Less: Non-Broker Listing Service CD's (2.2) Less: Other non-core, intercompany, and transactional accounts (55.8) Less: Political Deposit Increase since 12/31/23 (250.4) Core Deposits 7,292.0 Core Political Deposits1, $mm 3/31/2024 Political Deposits (GAAP) 1,320.7 Add: Political Deposits held off-balance sheet 117.0 Total Political Deposits 1,437.7 Less: Political Deposit Increase since 12/31/23 (250.4) Core Political Deposits 1,187.3 1 Core deposits is defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business. We believe the most directly comparable GAAP financial measure is total deposits.

Super-Core Deposits

SUPER-CORE DEPOSITS[2] BY IMPACT SEGMENT

($bn)

Impact Sector	Total Balance	% of Total Core Deposits	Weighted Avg. Account Duration (Years)
CML - Labor	1.5	21%	22
Cons - Labor	0.6	9%	23
CML - Social/Philanthropy	0.7	9%	10
CML - Political	0.6	8%	9
CML - Climate/Sustainability	0.1	2%	8
CML - NFP	0.1	2%	8
CML - Other[(1)]	0.3	4%	19
Total	4.0	54%	17
Other Core Deposits	3.3	46%	2
Total Core Deposits[(3)]	7.3		10

1Q24 HIGHLIGHTS

- Super-core deposits[2] make up $4.0 billion, or 54% of total core deposits
  - Super-core deposits are minimum 5-years old & concentrated with mission-aligned customers
  - Highly sticky
- Weighted average account duration of our super-core deposits is 17 years, compared to 2 years for our other core deposits
- Cash and borrowing potential totals $3.7 billion, or 323% of uninsured non-super-core deposits, with a total borrowings utilization rate of 2%, excluding subordinated debt
- Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $3.9 billion or 121% of non-super-core deposits amalgamated FINANCIAL CORP.

1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts
2 Super-core deposits are defined as all deposit accounts with a relationship length of at least 5 years, excluding brokered certificates of deposit
3 Core deposits is defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business.. We believe the most directly comparable GAAP financial measure is total deposits. See Core Deposits disclosure on Appendix page 21

22

23 570 27 (3) (0.2) — 1 7 602 18.74 19.63 19.53 19.52 19.53 19.5 19.73 19.73 12/31/23 Earnings Dividends @ $.10/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 3/31/24 1Q24 SUMMARY • TBV increase of 5.3% primarily driven by: ◦ $27.2 million in net income ◦ $7.1 million improvement in the tax-affected mark-to- market adjustment • No accretive affect to TBV from share repurchase activity in the quarter • Total Common Equity Ratio was 7.6% • Dividend Payout Ratio was 11.3% Tangible Book Value TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($mm) 1 Other includes the effect of stock issuance

24 Metrics Index DEPOSITS Metric 1Q24 4Q23 Change QoQ Total Deposits ex Brokered ($bn) 7.14 6.77 0.37 Political Deposits ($mm) 1,438 1,187 251 Political Deposits as a % of Total Deposits 20.1% 16.8% 3.3% Total Cost of Deposits 136 bps 125 bps 11 bps Interest-Bearing Deposit Cost 250 bps 221 bps 29 bps Non-Interest Bearing % of Deposit Portfolio1 44.5% 43.4% 1.1% Non-Interest Bearing % of Avg Deposits1 45.4% 43.4% 2.0% Loan/Deposit Ratio 60.6% 62.9% (2.3)% Metric 1Q24 4Q23 Change QoQ Total Mission-Aligned Loans ($bn) 2.39 2.38 0.01 Pass-Rated Loans as a % of Loan Portfolio 97.7% 97.5% 0.2% Total Non-Performing Assets ($mm) 34.0 34.2 (0.2) NPA/Total Assets 0.42% 0.43% (0.01)% LOANS & CREDIT QUALITY Metric 1Q24 4Q23 Change QoQ Trust Assets Under Custody 35.0 41.7 (6.7) Trust Assets Under Management 13.9 14.8 (0.9) TRUST 1 Excludes Brokered CDs

Metrics Index

SECURITIES

Metric	1Q24	4Q23	Change QoQ
Total Investment Securities Book Value[1] ($bn)	3.3	3.3	—
Agency Securities as % of Total Portfolio[2]	22.6%	23.5%	(0.9)%
PACE LTV	12.0%	12.0%	—%
% of AAA rated Non-Agency MBS/ABS Securities[3]	86.9%	85.6%	1.3%
% of Non-Agency MBS/ABS Securities Rated A or Higher[3]	99.9%	99.9%	—%
Average Subordination for C&I CLOs	44.3%	44.4%	(0.1)%
% of Portfolio with Floating Rate of Interest	32.0%	30.0%	2.0%
% of Portfolio with Floating Rate of Interest, excl. PACE	48.0%	46.0%	2.0%
Weighted Avg Duration[4], (years)			
Total Securities Portfolio, excl. PACE	2.4	2.5	(0.1)
AFS - total	1.9	2.0	(0.1)
AFS - ex-PACE	1.8	1.9	(0.1)
AFS - PACE	4.3	4.6	(0.3)
HTM - total	5.1	5.2	(0.1)
HTM - ex-PACE	4.0	4.1	(0.1)
HTM - PACE	5.7	5.8	(0.1)

Metric	1Q24	4Q23	Change QoQ
Valuation Loss ($mm)			
AFS - total	93.1	102.3	(9.2)
AFS - ex-PACE	94.1	102.7	(8.6)
AFS - PACE	(1.0)	(0.4)	(0.6)
HTM - total	153.1	148.0	5.1
HTM - ex-PACE	44.2	44.9	(0.7)
HTM - PACE	108.8	103.2	5.6
Valuation Loss as % of portfolio balance			
AFS - total	5.7 %	6.5 %	(0.8)%
AFS - ex-PACE	6.1 %	6.7 %	(0.6)%
AFS - PACE	(1.2)%	(0.8)%	(0.4)%
HTM - total	9.1 %	8.7 %	0.4 %
HTM - ex-PACE	7.2 %	7.2 %	— %
HTM - PACE	10.3 %	9.6 %	0.7 %

amalgamated FINANCIAL CORP.

1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale
2 Non-Agency includes corporate bonds and PACE Assessments
3 MBS/ABS does not include PACE assessments
4 Weighted avg. duration calculated using market values of securities

25

26 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Non-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans (including legacy C&I agreements) that are not mission-aligned

27 Reconciliation of Non-GAAP Financials As of and for the Three Months Ended (in thousands) March 31, 2024 December 31, 2023 March 31, 2023 Core operating revenue Net Interest income (GAAP) $ 68,037 $ 67,319 $ 67,280 Non-interest income 10,229 9,406 5,208 Less: Securities (gain) loss 2,774 2,340 3,086 Less: ICS One-Way Sell Fee Income (2,903) — — Less: Subdebt repurchase gain — — (780) Add: Tax (credits) depreciation on solar investments (1,808) (3,251) — Core operating revenue (non-GAAP) $ 76,329 $ 75,814 $ 74,794 Core non-interest expense Non-interest expense (GAAP) $ 38,152 $ 37,752 $ 38,627 Add: Gain on settlement of lease termination 499 — — Less: Severance costs (184) (47) — Core non-interest expense (non-GAAP) $ 38,467 $ 37,705 $ 38,627 Core net income Net Income (GAAP) $ 27,249 $ 22,695 $ 21,338 Less: Securities (gain) loss 2,774 2,340 3,086 Less: ICS One-Way Sell Fee Income (2,903) — — Less: Subdebt repurchase gain — — (780) Less: Gain on settlement of lease termination (499) — — Add: Severance costs 184 47 — Add: Tax (credits) depreciation on solar investments (1,808) (3,251) — Less: Tax on notable items 607 227 (604) Core net income (non-GAAP) $ 25,604 $ 22,058 $ 23,040

28 Reconciliation of Non-GAAP Financials As of and for the Three Months Ended (in thousands) March 31, 2024 December 31, 2023 March 31, 2023 Tangible common equity Stockholders' equity (GAAP) $ 616,938 $ 585,364 $ 519,158 Less: Minority interest (133) (133) (133) Less: Goodwill (12,936) (12,936) (12,936) Less: Core deposit intangible (2,034) (2,217) (2,883) Tangible common equity (non-GAAP) $ 601,835 $ 570,078 $ 503,206 Average tangible common equity Average stockholders' equity (GAAP) $ 600,759 $ 554,830 $ 502,485 Less: Minority interest (133) (133) (133) Less: Goodwill (12,936) (12,936) (12,936) Less: Core deposit intangible (2,123) (2,325) (2,991) Average tangible common equity (non-GAAP) $ 585,567 $ 539,436 $ 486,425 Core return on average assets Core net income (non-GAAP)1 $ 26,925 $ 24,455 $ 23,040 Denominator: Total average assets (GAAP) 8,076,563 7,980,509 7,821,851 Core return on average assets (non-GAAP) 1.28% 1.10% 1.19% Core return on average tangible common equity Core net income (non-GAAP)1 $ 26,925 $ 24,455 $ 23,040 Denominator: Average tangible common equity 585,567 539,436 486,425 Core return on average tangible common equity (non-GAAP) 17.59% 16.22% 19.21% Core efficiency ratio Numerator: Core non-interest expense (non-GAAP) $ 38,467 $ 37,705 $ 38,627 Core operating revenue (non-GAAP) 76,329 75,814 74,794 Core efficiency ratio (non-GAAP) 50.40% 49.73% 51.64% 1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 27

Thank You amalgamatedbank.com Member FDIC